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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3) of our report dated February 23, 2001 with respect to the consolidated financial statements and schedule of Stericycle, Inc. and Subsidiaries included in the Registration Statement (Form S-3, Filing No. 333-68622) incorporated by reference in this Registration Statement.



                                             /s/ Ernst & Young LLP

Chicago, Illinois
November 2, 2001